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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 10, 1998


                              POLYMER GROUP, INC.
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            (Exact name of registrant as specified in its charter)



      Delaware                      1-14330                     57-1003983
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   (State or other          (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation)


4838 Jenkins Avenue, North Charleston, SC                             29405
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:               (803) 566-7293
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On September 10, 1998, the Board of Directors accepted the resignation of John F. Ruffle, who served as a member of the Company's Board of Directors since May 1997. Mr. Ruffle's current term would have expired at the Annual Meeting of Stockholders in May 2000. Mr. Ruffle's resignation was for personal and family reasons, and was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

          During the meeting of the Board on September 10, 1998, the Board of Directors unanimously voted to appoint Duncan M. O'Brien, Jr. to fill a vacancy created by the resignation of Mr. Ruffle. The Company issued a press release announcing the appointment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POLYMER GROUP, INC.


Dated: September 10, 1998           By:  /s/ JAMES G. BOYD
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                                         James G. Boyd
                                         Executive Vice President and Chief
                                         Financial Officer
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                               INDEX TO EXHIBITS


Exhibit
Number                                   Exhibit
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99.1       Press Release dated September 10, 1998 issued by Polymer Group, Inc.